UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2021

W.W. Grainger, Inc.

(Exact name of registrant as specified in its charter)

Illinois	1-5684	36-1150280
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)    (847) 535-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2021, Eric R. Tapia, Vice President, Controller and principal accounting officer of W.W. Grainger, Inc. (the “Company”), resigned effective on April 30, 2021 to pursue a new opportunity. Mr. Tapia’s resignation is unrelated to any disagreement with the Company or its independent auditors.

Effective on April 30, 2021, Laurie R. Thomson will become the Company’s new Vice President, Controller and principal accounting officer. Ms. Thomson, age 47, has served as Vice President, Internal Audit and Finance Continuous Improvement of the Company since November 2019. Previously, she served as Vice President, Internal Audit of the Company from October 2016 to November 2019, Senior Director, Finance from June 2011 to September 2016, and Director, Internal Audit from February 2008 to June 2011. Ms. Thomson is a certified public accountant and before joining Grainger served as Director, Internal Audit at CVS Health Corporation, a pharmacy healthcare provider, and Audit Manager at Arthur Andersen LLP, a professional services firm.

In connection with Ms. Thomson’s new role, for 2021, she will receive an annual base salary of $359,000, a target annual incentive (bonus) opportunity equal to 40 percent of her base salary under the Company’s Management Incentive Plan, and a target annual equity grant opportunity equal to $204,000 under the Company’s 2015 Incentive Plan, in each case, subject to proration in 2021 and annual adjustment consistent with the Company’s compensation policies and practices. Ms. Thomson is also eligible to receive the other benefits that the Company offers its other employees.

In addition, on May 3, 2021, Ms. Thomson will receive a one-time promotional grant of restricted stock units (the “RSUs”) with an intended grant date fair value of $100,000. The RSUs will vest, subject to Ms. Thomson’s continued employment, in increments of 33.3% on each of the first three anniversaries of the grant date. To receive the RSUs, Ms. Thomson must sign and deliver to the Company an Unfair Competition Agreement based on the Company’s standard form for equity award recipients, pursuant to which Ms. Thomson will be subject to certain restrictive covenants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2021

W.W. GRAINGER, INC.

By:	/s/ Hugo Dubovoy, Jr.
	Name:	Hugo Dubovoy, Jr.
	Title:	Vice President, Corporate Secretary